Exhibit 32.1

                                  CERTIFICATION
           (Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

      Each of the undersigned hereby certifies in his capacity as an officer of East Texas Financial Services, Inc. (the "Registrant") that the Quarterly Report of the Registrant on Form 10-QSB for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the consolidated financial condition of the Registrant at the end of such period and the results of operations of the Registrant for such period.


Date: August 14, 2003          /s/ Gerald W. Free
                               ------------------
                               Gerald W. Free
                               President and Chief Executive Officer


Date: August 14, 2003          /s/ Derrell W. Chapman
                               ----------------------
                               Derrell W. Chapman
                               Executive Vice President, Chief Financial Officer
                               and Chief Operating Officer

                                    29 of 29